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EXHIBIT 10d

                         FIRST AMENDMENT
                                TO
              KAMAN CORPORATION AMENDED AND RESTATED
                    DEFERRED COMPENSATION PLAN

     THIS AMENDMENT made by Kaman Corporation for the purpose of amending its Amended and Restated Deferred Compensation Plan,

                           WITNESSETH:

     WHEREAS, by Written Plan Instrument dated November 12, 2002,
Kaman Corporation (hereinafter referred to as the "Corporation") adopted an Amended and Restated Deferred Compensation Plan; and

     WHEREAS, the Corporation reserved the right, in Section 8.2 thereof, to amend the Plan; and

     WHEREAS, the Corporation now wishes to amend the Plan in the particulars set forth below;

     NOW, THEREFORE, the Corporation hereby amends the Plan as follows:

     1.  Section 11.3 is amended to read as follows:

         "11.3 Change in Control Defined. As used herein, the term "Change in Control" means any of the following events:

                (a) any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), a "Beneficial Owner"), directly or indirectly, of securities of the Corporation representing 35% or more of the then outstanding securities of the Corporation generally entitled to vote in the election of directors of the Corporation (a "Change in Ownership"), excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (b) below; provided, however, that a Change in Ownership shall not result in a Change in Control unless within the two year period following the particular Change in Ownership the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, immediately prior to the particular Change in Ownership, constitute the Board and any new director (other than a director whose initial assumption of office is a result of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation and whose appointment or election was not approved by at least two-thirds (2/3) of the directors of the Corporation in

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     office immediately prior to any such contest) whose
     appointment or election by the Board or nomination for election by the Corporation's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then in office; or

                (b)  there is consummated a Merger of the
     Corporation with any other business entity, other than (i) a Merger which would result in the securities of the Corporation generally entitled to vote in the election of directors of the Corporation outstanding immediately prior to such Merger continuing to represent (either by remaining outstanding or by being converted into such securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding such securities under an employee benefit plan of the Corporation or any Subsidiary of the Corporation, at least 65% of the securities of the Corporation or such surviving entity or any parent thereof outstanding immediately after such Merger, generally entitled to vote in the election of directors of the Corporation or such surviving entity or any parent thereof and, in the case of such surviving entity or any parent thereof, of a class registered under Section 12 of the Exchange Act, or (ii) a Merger effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation representing 35% or more of the then outstanding securities of the Corporation generally entitled to vote in the election of directors of the Corporation; or

               (c) (i) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity where the outstanding securities generally entitled to vote in the election of directors of the Corporation immediately prior to the sale continue to represent (either by remaining outstanding or by being converted into such securities of the surviving entity or any parent thereof) 65% or more of the outstanding securities of such entity generally entitled to vote in the election of directors immediately after such sale and of a class registered under Section 12 of the Exchange Act, or (ii) a disposition or divestiture by the Corporation or any Subsidiary of the Corporation to any Person of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation, including, without intending to limit the foregoing, any such disposition or divestiture effected by
     (A) a sale of all or substantially all of the securities or

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     all or substantially all of the assets of either Kaman
     Aerospace Corporation or Kaman Industrial Technologies Corporation, (B) the Merger of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation with or into any Person, other than a Merger which would result in the voting securities of the Subsidiary party to such Merger outstanding immediately prior to such Merger continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 65% of the securities of such Subsidiary or such surviving entity or any parent thereof outstanding immediately after such Merger and generally entitled to vote in the election of directors of the Subsidiary or such surviving entity or parent thereof, or (C) a spin off, dividend or other distribution of all or substantially all of the securities or all or substantially all of the assets (or of the stock of a business entity owning such securities or assets) of either Kaman Aerospace Corporation or Kaman Industrial Technologies Corporation to the Corporation's stockholders.

                (d) As used herein, the term "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Corporation or any of its direct or indirect Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions and with substantially the same voting rights as their ownership and voting rights with respect to the Corporation, (v) the voting trust established pursuant to a Voting Trust Agreement dated August 14, 2000 between John
     C. Yavis, Jr., as General Partner of Newgate Associates Limited Partnership and the trustees named therein (the "Newgate Voting Trust"), provided that the following individuals continue to constitute a majority of the voting trustees of that voting trust: individuals serving as trustees of the Newgate Voting Trust as of November 1, 2003 and individuals designated by the Board in accordance with the terms of that voting trust, provided no Change in Control pursuant to paragraph (a) of this Section 11.3 has occurred,
     (vi) the individuals referred to in the immediately preceding subsection (v) solely with respect to their status as Beneficial Owners of securities of the Corporation subject to the Newgate Voting Trust, (vii) Charles H. Kaman, any individual to whom he has directly granted a general power of attorney, or any entity created or controlled by him, provided that he and/or any attorneys-in-fact appointed directly by him possess and exercise, in person or by proxy

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     solicited by the Board, the right to vote all securities of the Corporation generally entitled to vote in the election of directors of the Corporation, of which he, any such holder of his general power of attorney, or any such entity is the Beneficial Owner, and (viii) the holder of a general power of attorney and the attorneys-in-fact referred to in the immediately preceding subsection (vii) solely with respect to their status as Beneficial Owners of securities of the Corporation because of their appointment as such.

               (e)  As used in this Section 11.3, the term
     "Corporation" means Kaman Corporation.

                (f) As used herein, the term "Merger" means a merger, share exchange, consolidation or similar business combination under applicable law.

               (g)  As used in this Section 11.3, the term
"Subsidiary" means any corporation within the meaning of Section
424(f) of the Internal Revenue Code of 1986, as amended from time to time, and any successor Code, and related rules, regulations and interpretations."

     2. Except as hereinabove modified and amended, the Amended and Restated Deferred Compensation Plan shall remain in full force and effect.

     3.  This First Amendment is effective as of November 1, 2003.

     IN WITNESS WHEREOF, the Corporation has caused this First
Amendment to be executed on this 15th day of December, 2003.


WITNESS                          KAMAN CORPORATION


/s/ C.A. Clark                   By: /s/ Paul R. Kuhn
-------------------------        --------------------------------
Candace A. Clark                 Paul R. Kuhn
                                 Its President













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